Accrued Liabilities - Accrued Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Successor [Member]
Taxes other than income taxes	$ 56	$ 58	$ 58	$ 5
Employee-related costs and benefits	44	45	45	27
Unfavorable sales contracts	36	64	64
Interest	23	22	22	1
Sales rebates	13	13	13	8
Other	8	7	7	5
Total	$ 180	$ 209	$ 209	$ 46